                                POWER OF ATTORNEY

     Know all by these presents, that the undersigned hereby constitutes and appoints each of Philip L. Carter and Rebecca L. Myers, signing singly, the undersigned's true and lawful attorney-in-fact to:

     (1)  execute  for and on behalf of the  undersigned,  in the  undersigned's capacity as an officer  and/or  director  of Rotech  Healthcare  Inc.  (the
     "Company"),  Forms  3, 4, and 5 in  accordance  with  Section  16(a) of the
     Securities Exchange Act of 1934 and the rules thereunder;

     (2) do and  perform  any and all acts for and on behalf of the  undersigned which may be  necessary  or desirable to complete and execute any such Form
     3, 4, or 5, complete and execute any amendment or amendments  thereto,  and timely  file such form  with the  United  States  Securities  and  Exchange
     Commission and any stock exchange or similar authority; and

     (3) take any other action of any type  whatsoever  in  connection  with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally  required by, the  undersigned,  it being understood that the documents  executed by such  attorney-in-fact  on behalf of the  undersigned  pursuant to this Power of Attorney  shall be in
     such  form  and  shall   contain   such  terms  and   conditions   as  such
     attorney-in-fact may approve in such attorney-in-fact's discretion.

     The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

     This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 24th day of August, 2004.

/s/ William J. Mercer
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Signature

William J. Mercer
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